    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 1999

                                                       REGISTRATION NO. 33-44741
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                              EQUITY INVESTOR FUND
                        UTILITY COMMON STOCK SERIES--15

B. NAMES OF DEPOSITORS:

                   MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
                           SALOMON SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                            PAINEWEBBER INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                          SALOMON SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES  PAINEWEBBER INCORPORATED DEAN WITTER REYNOLDS INC.
      INCORPORATED          1285 AVENUE OF THE         TWO WORLD TRADE
   ONE NEW YORK PLAZA            AMERICAS            CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10019       NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


  TERESA KONCICK, ESQ.       ROBERT E. HOLLEY         MICHAEL KOCHMANN
      P.O. BOX 9051          1200 HARBOR BLVD.        388 GREENWICH ST.
PRINCETON, NJ 08543-9051    WEEHAWKEN, NJ 07087      NEW YORK, NY 10013

                                COPIES TO:           DOUGLAS LOWE, ESQ.
                          PIERRE DE SAINT PHALLE, DEAN WITTER REYNOLDS INC.
   LEE B. SPENCER, JR.             ESQ.                TWO WORLD TRADE
   ONE NEW YORK PLAZA      450 LEXINGTON AVENUE      CENTER--59TH FLOOR
   NEW YORK, NY 10292       NEW YORK, NY 10017       NEW YORK, NY 10048


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on March 11, 1999.

Check box if it is proposed that this filing will become effective on August 20, 1999 pursuant to paragraph (b) of Rule 485. / x /

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
                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              EQUITY INVESTOR FUND
                              UTILITY COMMON STOCK SERIES--15
                              (A UNIT INVESTMENT TRUST)
                              O   MONTHLY INCOME
                              O   PROFESSIONAL SELECTION
                              O   REINVESTMENT OPTION



SPONSORS:
Merrill Lynch,
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   The Securities and Exchange Commission has not
Salomon Smith Barney Inc.      approved or disapproved these Securities or
Prudential Securities          passed upon the adequacy of this prospectus. Any
Incorporated                   representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated August 20, 1999.

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Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, MAY 31, 1999.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           5
   Income...............................................           5
   Records and Reports..................................           5
The Risks You Face......................................           5
   Concentration Risk...................................           5
   Litigation and Legislation Risks.....................           5
Selling Units...........................................           5
   Sponsors' Secondary Market...........................           6
   Selling Units to the Trustee.........................           6
How The Fund Works......................................           6
   Pricing..............................................           6
   Evaluations..........................................           6
   Income...............................................           6
   Expenses.............................................           7
   Portfolio Changes....................................           7
   Fund Termination.....................................           8
   Certificates.........................................           8
   Trust Indenture......................................           8
   Legal Opinion........................................           9
   Auditors.............................................           9
   Sponsors.............................................           9
   Trustee..............................................           9
   Underwriters' and Sponsors' Profits..................          10
   Public Distribution..................................          10
   Code of Ethics.......................................          10
   Year 2000 Issues.....................................          10
Taxes...................................................          10
Supplemental Information................................          11
Financial Statements....................................         D-1

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RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
        O The objective of this Defined Fund is current income by investing in a diversified portfolio of common stocks in the public utility sector.
        o When the Fund was created in June 4, 1992 the stocks were considered by the Sponsors to have potential for increasing future dividends. There is no assurance that this potential will be realized.
       2.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        O The Portfolio contains 22 common stocks in the public utility sector originally selected by the Sponsors for current dividend yields, record of Dividend Payments and history of dividend increases.



-- The Fund is designed for investors who want to invest a portion of their equity portfolio in the public utility sector.
-- Since all of the Portfolio stocks are in the public utility sector, this Fund is not designed to be a complete equity investment program.



        O The Fund plans to hold the stocks in the Portfolio for approximately 17 years. The Fund will terminate by June 30, 2017.
       3. WHAT INDUSTRY SECTORS ARE REPRESENTED IN THE PORTFOLIO? 100% of the Portfolio represents gas and electric utility companies.
       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Stock prices can be volatile.
        o Dividend rates on the stocks or share prices may decline during the life of the Fund.
        o Because the Portfolio is concentrated in the public utility sector, adverse developments in this industry may affect the value of your units.
        o The Fund may continue to hold the stocks originally selected even though their market value or yield may have changed.



       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want current monthly income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.
           The Fund is not appropriate for you if you are unwilling to take the risk involved with an equity investment.



       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.



           ESTIMATED ANNUAL OPERATING EXPENSES
                                                             AMOUNT
                                                          PER 1,000
                                                              UNITS
                                                        -----------
                                                          $    0.80
           Trustee's Fee
                                                          $    0.39
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                          $    0.28
           Other Operating Expenses
                                                         -----------
                                                          $    1.47
           TOTAL



           The Sponsors historically paid updating expenses.
           INVESTOR FEES
           You will pay an up-front sales fee of approximately 4.50%. The fee will be reduced for quantity purchases, as follows:



                                              YOUR MAXIMUM
                                                 SALES FEE
                    IF YOU INVEST:                WILL BE:
           --------------------------------  -----------------
           Less than $250,000                         4.50%
           $250,000 to $499,999                       3.75%
           $500,000 to $749,999                       2.50%
           $750,000 to $999,999                       2.00%
           $1,000,000 or more                         1.50%



       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.

       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from the Sponsors.
           UNIT PRICE PER 1,000 UNITS           $1,225.23
           (as of May 31, 1999)
           Unit price is based on the net asset value of the Fund plus the up-front sales fee.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.
       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to the Sponsors or the Trustee for the net asset value determined at the close of business on the date of sale, less the costs of liquidating securities to meet the redemption.

      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays monthly distributions of any dividend income, net of expenses, on the 25th of each month, if you own units on the 10th of that month. Distributions of ordinary income will be dividends for federal income tax purposes and may be eligible for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest your distributions into additional units of the Fund. Unless you choose reinvestment, you will receive your income distributions in cash.
           EXCHANGE PRIVILEGES
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Because the Fund generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
   o changes to the Portfolio because of sales of securities;
   o changes in the Fund's expenses; and
   o the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
o annual reports on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Fund's concentration in public utility stocks:
   o dividends on these stocks may depend on rates that the utility companies may charge, the demand for their services and their operating costs;
   o electric utilities face pressure to keep rates low, which may make it difficult to recover investments in generating plant;
   o utilities generally are sensitive to costs and availability of fuel; and
   o some electric utilities are subject to the risks of the nuclear industry.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the Fund by:
   o reducing the dividends-received deduction or
   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
   o adding the value of the Portfolio securities, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
   o for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
o The annual income per unit, after deducting estimated annual Fund expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
o Each unit receives an equal share of monthly distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from the these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.
o Subject to the reinvestment plan, your monthly income distribution will be substantially equal to 1/12 of your share of the estimated annual income, net of estimated expenses.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the Portfolio;

   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. We will sell any remaining securities,and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by deliverying satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York,101 Barclay Street-- 17W, New York, New York 10268, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for your units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund intends to quality for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Fund's dividend income and of the Fund's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Fund's taxable income not attributable to the Fund's net capital gain. Distributions to you in excess of the Fund's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to these distributions. You should consult your tax adviser.

Distributions to you of the Fund's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

INCOME OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss will generally be long-term if you have held your investment which produces the gain or loss for more than one year and short-term if you have held it for one year or less. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you will generally be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Defined Asset Funds - Equity Investor Fund,
   Utility Common Stock Series - 15:

 We have audited the accompanying statement of condition of Defined
 Asset Funds - Equity Investor Fund, Utility Common Stock Series - 15, including the portfolio, as of May 31, 1999 and the related statements of operations and of changes in net assets for the years ended May 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at May 31, 1999, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Investor Fund, Utility Common Stock Series - 15 at May 31, 1999 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 July 30, 1999

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 STATEMENT OF CONDITION
 AS OF MAY 31, 1999

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $107,642,365) (Note 1).................                $126,749,234
   Dividends receivable...........................                     639,858
   Receivable from securities sold or redeemed....                     214,844
                                                                 ______________

             Total trust property.................                 127,603,936


 LESS LIABILITY:
   Redemptions Payable............................ $    250,268
   Advance from Trustee...........................    1,088,695
   Accrued Expenses...............................      158,503      1,497,466
                                                    ____________ ______________

 NET ASSETS, REPRESENTED BY:
   107,798,400 units of fractional undivided
     interest outstanding (Note 3)................  126,712,522
   Excess of income distributions over net
     investment income............................     (606,052)
                                                    ____________
                                                                  $126,106,470
                                                                 ==============

 UNIT VALUE ($126,106,470/107,798,400 units).......                   $1.16984
                                                                 ==============


                           See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 STATEMENTS OF OPERATIONS

                                                    ............Years Ended May 31,...........
                                                         1999          1998          1997
 INVESTMENT INCOME:
   Dividend income.................................   $6,874,909   $ 8,549,788   $11,932,339
   Trustee's fees and expenses.....................     (111,153)      (92,859)     (161,449)
   Sponsors' fees .................................      (48,286)      (35,159)     (150,151)
                                                    __________________________________________

   Net investment income...........................    6,715,470     8,421,770     11,620,739
                                                    __________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or redeemed....    6,304,890     1,615,477     1,913,297
   Unrealized appreciation (depreciation)
     of investments................................   (6,367,911)   26,813,794    (1,796,759)
                                                    __________________________________________

   Net realized and unrealized gain (loss) on
     investments...................................      (63,021)   28,429,271       116,538
                                                    __________________________________________

 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................   $6,652,449   $36,851,041   $11,737,277
                                                    ==========================================




                                     See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 STATEMENTS OF CHANGES IN NET ASSETS

                                                    ............Years Ended May 31,..........
                                                         1999          1998          1997
 OPERATIONS:
   Net investment income........................... $  6,715,470   $ 8,421,770  $ 11,620,739
   Realized gain on securities sold or redeemed....    6,304,890     1,615,477     1,913,297
   Unrealized appreciation (depreciation) of
      investments..................................   (6,367,911)   26,813,794    (1,796,759)
                                                    __________________________________________

   Net increase in net assets resulting from
      operations...................................    6,652,449    36,851,041    11,737,277
                                                    __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income..........................................   (6,737,263)   (8,501,686)  (12,809,430)
   Principal.......................................   (8,618,307)     (274,496)
                                                    __________________________________________
   Total distributions.............................  (15,355,570)   (8,776,182)  (12,809,430)
                                                    __________________________________________


CAPITAL SHARE TRANSACTIONS:
   Creation of 2,758 units.........................                      3,512
   Redemptions of 16,000,770, 40,317,178 and
      67,728,167 units, respectively...............  (18,949,760)  (45,832,292)  (71,401,856)
                                                    __________________________________________

 NET DECREASE IN NET ASSETS........................  (27,652,881)  (17,753,921)  (72,474,009)

 NET ASSETS AT BEGINNING OF YEAR...................  153,759,351   171,513,272   243,987,281
                                                    __________________________________________

 NET ASSETS AT END OF YEAR......................... $126,106,470  $153,759,351  $171,513,272
                                                    ==========================================

 PER UNIT:
   Income distributions during year................      $.05805       $.06002       $.06439
                                                    ==========================================

   Principal distribution during year..............       .07068        .00196
                                                    ==========================================

   Net asset value at end of year..................     $1.16984      $1.24201      $1.04509
                                                    ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR............  107,798,400   123,799,170   164,113,590
                                                    ==========================================



                                     See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and for securities not so listed, value is based on the over-the-counter market. Gains and losses on sales of securities are determined using the first-in, first-out cost method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded as earned on the ex-dividend date.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.

  3. NET CAPITAL

     Cost of 107,798,400 units at Date of Deposit....................................... $117,902,811
     Less sales charge..................................................................    5,474,416
                                                                                       _______________
     Net amount applicable to Holders...................................................  112,428,395
     Redemptions of units - net cost of 331,012,559 units redeemed less redemption
       amounts..........................................................................    9,623,088
     Realized loss on securities sold or redeemed.......................................   (5,553,027)
     Principal distributions............................................................   (8,892,803)
     Net unrealized appreciation of investments.........................................   19,106,869
                                                                                       _______________

     Net capital applicable to Holders.................................................. $126,712,522
                                                                                       ===============


  4. INCOME TAXES

     As of May 31, 1999, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $19,106,869, of which $22,148,172 related to appreciated securities and $3,041,303 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $107,642,365 at May 31, 1999.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 PORTFOLIO
 AS OF MAY 31, 1999


                                                                                     Current Annual
                                                Number of          Percentage         or Indicated
    Portfolio No. and Title of                  Shares of             of              Dividend Per
            Securities                          Common Stock         Value              Share(2)              Cost          Value(1)
            __________                          _____________                        _____________           _______        ________
  1 Allesheny Energy                              85,800             2.360%              1.72            $ 2,720,010    $  2,992,275

  2 Alliant Energy Co. (4)                       202,900             4.832               2.00              7,040,509       6,125,044

  3 Ameren Corp.                                 165,700             5.352               2.54              6,698,860       6,783,344

  4 Carolina Power & Light Co.                   108,600             3.749               2.00              3,640,752       4,751,250

  5 Constellation Energy (5)                     111,500             2.744               1.68              2,982,117       3,477,406

  6 DPL, Inc.                                    397,675             5.667               0.94              5,411,965       7,183,005

  7 Dominion Resources, Inc.                     109,550             3.733               2.58              5,008,815       4,731,190

  8 Duke Energy Corp.                             90,700             4.316               2.20              3,816,643       5,470,344

  9 FPL Group, Inc.                              139,100             6.386               2.08              5,267,065       8,093,881

 10 Florida Progress Corp.                       129,600             4.288               2.18              4,322,919       5,435,100

 11 GPU INC.                                     151,450             5.205               2.12              4,271,723       6,597,541

 12 Hawaiian Electric Industries, Inc.           121,300             3.517               2.48              4,433,387       4,457,775

 13 Ipalco Enterprises, Inc. (3)                 498,650             9.712               0.60              6,158,988      12,310,422

 14 LG&E Energy Corp.                            237,705             4.278               1.23              4,683,696       5,422,645

 15 New Century Energy                            81,550             2.602               2.32              3,963,554       3,297,678

 16 New England Electric System                  123,750             4.888               2.36              5,069,159       6,195,234

 17 Northern States Power Co. (3)                254,500             5.233               1.43              5,779,998       6,632,906



 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 15

 PORTFOLIO
 AS OF MAY 31, 1999

                                                                                     Current Annual
                                                Number of          Percentage         or Indicated
    Portfolio No. and Title of                  Shares of             of              Dividend Per
            Securities                          Common Stock         Value              Share(2)              Cost          Value(1)
            __________                          _____________                        _____________           _______        ________
 18 Southern Co.                                 157,050             3.516%              1.34           $  2,919,265    $  4,456,294

 19 Sempra Energy                                115,550             1.960               1.56              3,106,657       2,484,325

 20 TECO Energy, Inc.                            231,600             4.237               1.30              5,572,935       5,370,225

 21 Wisconsin Public Service Corp.               265,750             6.709               1.98              8,861,295       8,504,000

 22 Wisconsin Energy Corp.                       215,400             4.716               1.56              5,912,053       5,977,350

                                                                   ________                             ____________   _____________
   Total                                                           100.000%                             $107,642,365    $126,749,234
                                                                   ========                             ============   =============


Notes to Portfolio.

(1) See Notes to Financial Statements.
(2) Based on the latest quarterly or semiannual declaration.
(3) Adjusted for 2 for 1 split.
(4) Name change from Interstate Energy Corp.
(5) Name change from Baltimore Gas & Electric Co.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         UTILITY COMMON STOCK SERIES--15
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         33-44741) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      14232--8/99

                       CONTENTS OF REGISTRATION STATEMENT
This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The Cross-Reference Sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus.

     The Signatures.

The following exhibits:


1.1.1          --Form of Standard Terms and Conditions of Trust Effective
                 October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multistate Series--48, 1933 Act File No. 33-50247).
5.1            --Consent of independent accountants.
9.1            --Information Supplement (incorporated by reference to Exhibit
                 9.1 to the Registration Statement of Equity Investor Fund, Select Ten Portfolio 1999 International Series A (United Kingdom Portfolio), 1933 Act File No. 333-70593).

                             DEFINED ASSET FUNDS--
                              EQUITY INVESTOR FUND
                        UTILITY COMMON STOCK SERIES--15

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS, EQUITY INVESTOR FUND, UTILITY COMMON STOCK SERIES--15, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 11TH DAY OF AUGUST, 1999.

             SIGNATURES APPEAR ON PAGE R-3, R-4, R-5, R-6 AND R-7.

     A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Salomon Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

     A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Board of Directors of Merrill         Form SE and the following 1933 Act
  Lynch, Pierce,                            File
  Fenner & Smith Incorporated:              Number: 333-70593


      HERBERT M. ALLISON, JR.
      GEORGE A. SCHIEREN
      JOHN L. STEFFENS
      J. DAVID MEGLEN
      (As authorized signatory for Merrill Lynch, Pierce,
      Fenner & Smith Incorporated and
      Attorney-in-fact for the persons listed above)

                           SALOMON SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Salomon Smith Barney Inc.:        have been filed
                                                              under the 1933 Act
                                                              File Numbers:
                                                              333-63417 and
                                                              333-63033


      MICHAEL A. CARPENTER
      DERYCK C. MAUGHAN

      By GINA LEMON
       (As authorized signatory for
       Salomon Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Numbers:
                                                              33-41631 and
                                                              333-15919


      ROBERT C. GOLDEN
      ALAN D. HOGAN
      A. LAURENCE NORTON, JR.
      LELAND B. PATON
      VINCENT T. PICA II
      MARTIN PFINSGRAFF
      HARDWICK SIMMONS
      LEE B. SPENCER, JR.
      BRIAN M. STORMS

      By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  the Board of Directors of PaineWebber     under
  Incorporated:                             the following 1933 Act File
                                            Number: 33-55073


      MARGO N. ALEXANDER
      TERRY L. ATKINSON
      BRIAN M. BAREFOOT
      STEVEN P. BAUM
      MICHAEL CULP
      REGINA A. DOLAN
      JOSEPH J. GRANO, JR.
      EDWARD M. KERSCHNER
      JAMES P. MacGILVRAY
      DONALD B. MARRON
      ROBERT H. SILVER
      MARK B. SUTTON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)